EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report on Form 10-Q of Akamai Technologies, Inc. (the “Company”) for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert Cobuzzi, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Cobuzzi

Dated: November 9, 2005	Robert Cobuzzi
Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Akamai Technologies, In. and will be retained by Akamai Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.